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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 of 15(d) of the
                       Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) July 25, 1997
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                AMERICAN HERITAGE LIFE INVESTMENT CORPORATION
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           (Exact name of registrant as specified in its charter)


         Florida                      1-7255                  59-1219710
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    (State or incorporation        (Commission              (IRS Employer
        or organization)           File Number)           Identification No.)

1776 American Heritage Life Drive
     Jacksonville, Florida                                      32224
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number:                              (904) 992-1776
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                                     N/A
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        (Former name or former address, if changed since last report)



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Item 4. Change in Registrant's Certifying Accountant.

        This Form 8-K/A amends and restates a Form 8-K dated July 25, 1997, filed with the Commission on July 29, 1997.

        American Heritage Life Investment Corporation (the "Company") retained Ernst & Young LLP as its independent auditors and replaced KPMG Peat Marwick LLP effective July 25, 1997. No report of KPMG Peat Marwick LLP on the financial statements of the Company for either of the past two years contained an adverse opinion, or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. Since the engagement of KPMG Peat Marwick LLP for the Company's two most recent fiscal years and through the date of replacement, there were no disagreements between the Company and KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.
The change in independent accountants was approved by the Board of Directors of the Company.

Item 7. Financial Statements and Exhibits

        (c)     Exhibits

                Exhibit Number                  Description of Exhibit
                --------------                  ----------------------

                     16(a) Letter dated July 28, 1997, from KPMG Peat Marwick LLP to the Securities and Exchange
                                                Commission filed as Exhibit 16
                                                to Form 8-K dated July 25,
                                                1997, filed with the Commission
                                                on July 29, 1997.

                      16(b)                     Letter dated August 28, 1997,
                                                from KPMG Peat Marwick
                                                LLP to the Securities and
                                                Exchange Commission


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                                  SIGNATURE


                Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        AMERICAN HERITAGE LIFE INVESTMENT
                                        CORPORATION


Date:  August 29, 1997                  By:  /s/   John K. Anderson
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                                             John K. Anderson
                                             Executive Vice President,
                                             Treasurer, Chief Financial
                                             and Accounting Officer





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                                EXHIBIT INDEX



        Exhibit
        -------

         16(a) Letter dated July 28, 1997, from KPMG Peat Marwick LLP to the Securities and Exchange Commission filed as Exhibit 16 to Form 8-K dated July 25, 1997, filed with the Commission on July 28, 1997.

         16(b) Letter dated August 28, 1997, from KPMG Peat Marwick LLP to the Securities and Exchange Commission




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